Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Each of the undersigned hereby certifies, in his capacity as an officer of Standard Pacific Corp., a Delaware corporation (the “Company”), for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

•
the Company’s Annual Report on Form 10-K for the year ended December 31, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

•	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 10, 2009

/s/ Kenneth L. Campbell
Kenneth L. Campbell
Chief Executive Officer and President

/s/ John M. Stephens
John M. Stephens
Senior Vice President and Chief Financial Officer